UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

One Iron Street

Boston, Massachusetts 02210

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Sean O’Malley, Esq. Senior Vice President and General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Adam M. Schlichtmann, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Shareholder Report.

(a) The Report to Shareholders is attached herewith.

Annual Report
September 30, 2023
State Street Institutional Funds
State Street Institutional U.S. Equity Fund
State Street Institutional Small-Cap Equity Fund

State Street Institutional Funds
Annual Report
September 30, 2023

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may find the fund’s prospectus and other information about the fund online at www.ssga.com or you also may get this information at no cost by calling 1-800-242-0134 or by sending an e-mail request to Statestreetfunds@ssga.com. Please read the prospectus carefully before you invest.

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State Street Institutional Funds
Notes to Performance — September 30, 2023 (Unaudited)
Total return performance shown in this report for the State Street Institutional Funds (the “Trust”) and each of its series portfolios (each, a “Fund” and collectively, the “Funds”) takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.
The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods of less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at www.ssga.com for the most recent month-end performance data.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
The S&P 500® Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general.
The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights.
The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Funds and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. ("SSGA FM" or the "Adviser") for investment advisory and administrative services.
Notes to Performance	1

State Street Institutional U.S. Equity Fund
Management's Discussion of Fund Performance — September 30, 2023 (Unaudited)
The State Street Institutional U.S. Equity Fund seeks long term growth of capital. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund’s Investment Class was 22.36%, and the Index was 21.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Primary drivers of Fund performance relative to the index during the Reporting Period included outperformance in the industrials sector, key positions in interactive media, and, on the negative side, exposure to two companies impacted by the March 23 banking crisis. Overall, the Fund delivered broad-based outperformance versus the Index in a market that was notable for surprising resilience and narrowness of leadership that most active U.S. funds found challenging.
In industrials, we had a broadly positive view of the sector driven by tailwinds such as pent-up capex demand, new growth drivers such as electrification and reshoring, and recent U.S. legislation providing incentives for investments in strategically important industries. Within the portfolio, we held several names that were direct beneficiaries of this including United Rentals, Parker Hannifin, Eaton, and Trane. The average return of the three we held for the full Reporting Period (excludes Eaton) was 57.5%, well ahead of the broader Index.
Interactive media is a component of the broader communication services sector that focuses on online platforms. This segment is dominated by Meta Platforms (formerly Facebook) and Alphabet, both of which the Fund is overweight and both of which outperformed significantly during the Reporting Period. These companies have dominant market positions in their respective specialties: Meta in social media, and Alphabet in online search, cloud, and other areas. They compete for online advertising, but between the two, have well over half of the total market. They also have new growth drivers in areas such as generative AI. Their strong performance over the last year should be put in context of the previous few years, where they experienced a massive surge during the early COVID years only to give up much of it in 2022. This was especially the case with Meta, which experienced a particularly volatile two years. Their jump over the last year brings them close to the previous peak in late 2021.
Negative contribution came predominantly from two names in the financial sector: SVB Financial (Silicon Valley Bank) and First Republic Bank. Our financials positions provided some useful defensiveness in 2022 as the U.S. markets plunged, but were weak from then on as higher rates, initially a positive for the sector, raised deposit costs and then ultimately hit asset valuations. Our view was that in a slowing economy, credit risk was the biggest potential issue for banks, leading us to focus on banks with very low exposure in this area, namely SVB Financial and First Republic Bank. The risk we underappreciated was that deposit outflows could threaten solvency in these mid-sized banks. This was especially the case with SVB, whose depositors were concentrated in a single industry adding to the potential for herd behavior, and whose assets were largely invested in long-dated fixed income, which derated as rates rose. Ultimately, nervousness about SVB’s solvency led to an extremely rapid bank run. While First Republic’s depositors were more diversified, it still had a relatively high percent of deposits above the FDIC insured level of $250,000, leading to self-fulfilling contagion fears after SVB’s fall, and large deposit outflows. Their impaired business was taken over by JPMorgan.
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures helped Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Microsoft, Nvidia, and Meta Platforms. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were SVB Financial, First Republic Bank, and NextEra Energy.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
2	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Performance Summary — September 30, 2023 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.
Sector Allocation
Portfolio composition as a % of Fair Value of $218,270 (in thousands) as of September 30, 2023 (a)(b)
Top Ten Largest Holdings
as of September 30, 2023 (as a % of Fair Value) (a)(b)
Microsoft Corp.	6.80%
Apple, Inc.	5.74%
Alphabet, Inc., Class A	4.51%
Amazon.com, Inc.	4.30%
NVIDIA Corp.	4.23%
Meta Platforms, Inc., Class A	2.80%
UnitedHealth Group, Inc.	2.23%
S&P Global, Inc.	2.07%
Mastercard, Inc., Class A	1.87%
Merck & Co., Inc.	1.81%

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund - Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street Institutional U.S. Equity Fund	3

State Street Institutional U.S. Equity Fund
Performance Summary, continued — September 30, 2023 (Unaudited)
Average Annual Total Return for the years ended September 30, 2023
Investment Class Shares (Inception date:11/25/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	22.36%	10.64%	11.51%	$29,724
S&P 500® Index	21.62%	9.92%	11.91%	$30,821
Service Class Shares (Inception date:1/3/01)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	21.99%	10.39%	11.23%	$28,837
S&P 500® Index	21.62%	9.92%	11.91%	$30,821
Change in Value of a $10,000 Investment
Yearly periods ended September 30
4	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Understanding Your Fund’s Expenses — September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2023.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2023	$1,000.00	$1,000.00
Ending Account Value September 30, 2023	$1,069.50	$1,023.10
Expenses Paid During Period*	$ 2.02	$ 1.98
*	Expenses are equal to the Fund's annualized expense ratio of 0.39% for Investment Class shares and 0.64% for Service Class shares (for the period April 1, 2023 - September 30, 2023), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2023	$1,000.00	$1,000.00
Ending Account Value September 30, 2023	$1,066.90	$1,021.90
Expenses Paid During Period*	$ 3.32	$ 3.24
*	Expenses are equal to the Fund's annualized expense ratio of 0.39% for Investment Class shares and 0.64% for Service Class shares (for the period April 1, 2023 - September 30, 2023), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional U.S. Equity Fund	5

State Street Institutional U.S. Equity Fund
Schedule of Investments — September 30, 2023
	Number of Shares	Fair Value
Common Stock - 97.5% †
Aerospace & Defense - 0.5%
RTX Corp.	16,100	$ 1,158,717
Apparel Retail - 0.9%
Ross Stores, Inc.	17,369	1,961,828
Application Software - 2.7%
Adobe, Inc. (a)	3,219	1,641,368
Intuit, Inc.	1,361	695,390
Salesforce, Inc. (a)	14,426	2,925,304
Splunk, Inc. (a)	4,085	597,431
		5,859,493
Automobile Manufacturers - 1.2%
General Motors Co.	33,287	1,097,472
Tesla, Inc. (a)	6,130	1,533,849
		2,631,321
Automotive Retail - 1.3%
O'Reilly Automotive, Inc. (a)	3,022	2,746,575
Biotechnology - 2.2%
BioMarin Pharmaceutical, Inc. (a)	24,876	2,201,029
Vertex Pharmaceuticals, Inc. (a)	7,292	2,535,720
		4,736,749
Broadline Retail - 4.3%
Amazon.com, Inc. (a)	73,913	9,395,821
Building Products - 0.6%
Trane Technologies PLC	6,078	1,233,287
Cable & Satellite - 0.2%
Charter Communications, Inc., Class A (a)	995	437,621
Communications Equipment - 0.1%
Cisco Systems, Inc.	6,107	328,312
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	2,468	1,013,065
Consumer Staples Merchandise Retail - 2.1%
Costco Wholesale Corp.	5,348	3,021,406
Walmart, Inc.	9,847	1,574,831
		4,596,237
	Number of Shares	Fair Value
Diversified Banks - 1.6%
Bank of America Corp.	35,969	$ 984,831
JPMorgan Chase & Co.	16,783	2,433,871
		3,418,702
Diversified Support Services - 1.0%
Cintas Corp.	2,197	1,056,779
Copart, Inc. (a)	24,123	1,039,460
		2,096,239
Electric Utilities - 1.5%
American Electric Power Co., Inc.	8,401	631,923
NextEra Energy, Inc.	45,199	2,589,451
		3,221,374
Electrical Components & Equipment - 1.2%
Eaton Corp. PLC	12,663	2,700,765
Electronic Components - 1.1%
Amphenol Corp., Class A	28,114	2,361,295
Environmental & Facilities Services - 1.2%
Waste Management, Inc.	16,544	2,521,967
Financial Exchanges & Data - 3.6%
CME Group, Inc.	10,922	2,186,803
MSCI, Inc.	2,422	1,242,680
S&P Global, Inc.	12,349	4,512,448
		7,941,931
Healthcare Equipment - 3.1%
Boston Scientific Corp. (a)	28,881	1,524,917
Edwards Lifesciences Corp. (a)	17,349	1,201,939
IDEXX Laboratories, Inc. (a)	1,591	695,697
Medtronic PLC	10,591	829,911
Teleflex, Inc.	9,589	1,883,375
Zimmer Biomet Holdings, Inc.	6,024	676,013
		6,811,852
Home Improvement Retail - 0.8%
Home Depot, Inc.	1,838	555,370
Lowe's Cos., Inc.	5,229	1,086,795
		1,642,165
Hotels, Resorts & Cruise Lines - 0.4%
Marriott International, Inc., Class A	4,349	854,839

See Notes to Schedules of Investments and Notes to Financial Statements.
6	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Household Products - 1.0%
Procter & Gamble Co.	15,528	$ 2,264,914
Industrial Conglomerates - 0.6%
Honeywell International, Inc.	7,110	1,313,501
Industrial Gases - 1.5%
Linde PLC	8,855	3,297,159
Industrial Machinery & Supplies & Components - 1.4%
Parker-Hannifin Corp.	8,089	3,150,827
Insurance Brokers - 0.3%
Marsh & McLennan Cos., Inc.	3,852	733,036
Integrated Oil & Gas - 1.2%
Chevron Corp.	14,917	2,515,304
Interactive Home Entertainment - 0.2%
Activision Blizzard, Inc.	4,816	450,922
Interactive Media & Services - 7.9%
Alphabet, Inc., Class C (a)	9,996	1,317,972
Alphabet, Inc., Class A (a)	75,194	9,839,887
Meta Platforms, Inc., Class A (a)	20,366	6,114,077
		17,271,936
IT Consulting & Other Services - 0.4%
Accenture PLC, Class A	2,887	886,627
Life Sciences Tools & Services - 1.5%
Danaher Corp.	5,225	1,296,323
IQVIA Holdings, Inc. (a)	10,423	2,050,725
		3,347,048
Managed Healthcare - 2.9%
Humana, Inc.	2,796	1,360,310
UnitedHealth Group, Inc.	9,660	4,870,475
		6,230,785
Movies & Entertainment - 0.4%
Walt Disney Co. (a)	10,316	836,112
Multi-Line Insurance - 0.2%
American International Group, Inc.	7,592	460,075
	Number of Shares	Fair Value
Multi-Sector Holdings - 1.4%
Berkshire Hathaway, Inc., Class B (a)	8,786	$ 3,077,736
Multi-Utilities - 0.7%
Sempra	20,881	1,420,534
Oil & Gas Equipment & Services - 1.2%
Schlumberger NV	45,199	2,635,102
Oil & Gas Exploration & Production - 2.2%
ConocoPhillips	24,344	2,916,411
Pioneer Natural Resources Co.	8,408	1,930,057
		4,846,468
Packaged Foods & Meats - 0.7%
Mondelez International, Inc., Class A	21,064	1,461,842
Personal Care Products - 1.0%
Kenvue, Inc.	110,755	2,223,960
Pharmaceuticals - 4.7%
AstraZeneca PLC ADR (b)	16,189	1,096,319
Bristol-Myers Squibb Co.	16,167	938,333
Elanco Animal Health, Inc. (a)	29,148	327,624
Johnson & Johnson	24,822	3,866,026
Merck & Co., Inc.	38,242	3,937,014
		10,165,316
Property & Casualty Insurance - 1.2%
Chubb Ltd.	12,315	2,563,737
Rail Transportation - 0.3%
Union Pacific Corp.	3,618	736,733
Regional Banks - 0.4%
Regions Financial Corp.	48,978	842,422
Reinsurance - 0.1%
RenaissanceRe Holdings Ltd.	1,048	207,420
Restaurants - 0.6%
McDonald's Corp.	5,195	1,368,571
Semiconductor Materials & Equipment - 2.2%
Applied Materials, Inc.	21,545	2,982,905
ASML Holding NV (b)	3,142	1,849,570
		4,832,475

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional U.S. Equity Fund	7

State Street Institutional U.S. Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Semiconductors - 6.6%
Advanced Micro Devices, Inc. (a)	24,868	$ 2,556,928
ARM Holdings PLC ADR (a)(b)	1,331	71,235
Broadcom, Inc.	1,685	1,399,527
NVIDIA Corp.	21,218	9,229,618
Texas Instruments, Inc.	6,856	1,090,173
		14,347,481
Soft Drinks & Non-alcoholic Beverages - 1.1%
Monster Beverage Corp. (a)	18,833	997,207
PepsiCo, Inc.	8,559	1,450,237
		2,447,444
Specialty Chemicals - 1.1%
DuPont de Nemours, Inc.	4,729	352,736
Ecolab, Inc.	2,179	369,123
International Flavors & Fragrances, Inc.	24,649	1,680,322
		2,402,181
Systems Software - 8.0%
Microsoft Corp.	47,024	14,847,828
Oracle Corp.	12,921	1,368,592
ServiceNow, Inc. (a)	2,384	1,332,561
		17,548,981
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	73,122	12,519,218
Telecom Tower REITs - 1.2%
American Tower Corp.	15,909	2,616,235
	Number of Shares	Fair Value
Trading Companies & Distributors - 1.5%
United Rentals, Inc.	6,806	$ 3,025,743
WW Grainger, Inc.	514	355,606
		3,381,349
Transaction & Payment Processing Services - 3.7%
Fidelity National Information Services, Inc.	5,379	297,297
Mastercard, Inc., Class A	10,322	4,086,583
Visa, Inc., Class A	16,117	3,707,071
		8,090,951
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	4,127	577,986
Total Common Stock (Cost $147,044,317)		212,742,543
Short-Term Investments - 2.5%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 5.33% (b)(c)(d) (Cost $5,527,562)	5,527,562	5,527,562
Total Investments (Cost $152,571,879)		218,270,105
Other Assets and Liabilities, net - 0.0%*		38,754
NET ASSETS - 100.0%		$ 218,308,859

Other Information:
The Fund had the following long futures contracts open at September 30, 2023:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-mini Index Futures	December 2023	19	$ 4,070,555	$ 4,109,225	$ 38,670
During the year ended September 30, 2023, the average notional value related to long futures contracts was $3,879,687.
See Notes to Schedules of Investments and Notes to Financial Statements.
8	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Schedule of Investments, continued — September 30, 2023
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Non-income producing security.
(b)	At September 30, 2023, all or a portion of this security was pledged to cover collateral requirements for futures contracts.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2023.
*	Less than 0.05%.
Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2023:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 212,742,543	$ —	$ —	$ 212,742,543
Short-Term Investments	5,527,562	—	—	5,527,562
Total Investments in Securities	$ 218,270,105	$ —	$ —	$ 218,270,105
Other Financial Instruments
Long Futures Contracts - Unrealized Appreciation	$ 38,670	$ —	$ —	$ 38,670
Total Other Financial Instruments	$ 38,670	$ —	$ —	$ 38,670

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	6,354,619	$6,354,619	$42,438,583	$43,265,640	$—	$—	5,527,562	$5,527,562	$295,915
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional U.S. Equity Fund	9

State Street Institutional Small-Cap Equity Fund
Management's Discussion of Fund Performance — September 30, 2023 (Unaudited)
The State Street Institutional Small-Cap Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s benchmark is the Russell 2000 Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund’s Investment Class was 12.79%, and the Index was 8.93%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Southern Sun, Champlain and Palisade were primary drivers of Fund performance during the Reporting Period relative to the Index. Southern Sun had a good year relative to the Index, outperforming by 6.53%. Kennedy, Champlain, and Palisade also had good relative years, outperforming the Index by 6.16%, 4.05%, and 3.31%, respectively. The overall Funds lower beta/higher quality profile was a contributor for the year relative to the Index.
The Fund used e-mini Russell 2000 Index futures in order to equitize cash in the liquidity sleeve of the Fund to manage daily flows and to maintain market exposure on the cash during the Reporting Period. The Fund’s use of e-mini Russell 2000 Index futures are meant to match the Index and not to speculate in either direction.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Altra Holdings Inc., Univar Inc. and Actuant Corporation. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Ingevity Corporation, Western Alliance Bancorp, and Omnicell, Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Performance Summary — September 30, 2023 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
Sector Allocation
Portfolio composition as a % of Fair Value of $1,021,104 (in thousands) as of September 30, 2023 (a)(b)
Top Ten Largest Holdings
as of September 30, 2023 (as a % of Fair Value) (a)(b)
MGP Ingredients, Inc.	1.60%
Darling Ingredients, Inc.	1.33%
Enerpac Tool Group Corp.	1.32%
Ingevity Corp.	1.28%
RB Global, Inc.	1.27%
Dycom Industries, Inc.	1.24%
Murphy USA, Inc.	1.14%
Belden, Inc.	1.08%
Applied Industrial Technologies, Inc.	1.07%
Boston Beer Co., Inc., Class A	1.06%

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund - Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street Institutional Small-Cap Equity Fund	11

State Street Institutional Small-Cap Equity Fund
Performance Summary, continued — September 30, 2023 (Unaudited)
Average Annual Total Return for the years ended September 30, 2023
Investment Class Shares (Inception date:8/3/98)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	12.79%	4.30%	7.75%	$21,102
Russell 2000® Index	8.93%	2.40%	6.65%	$19,030
Service Class Shares (Inception date:9/30/05)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	12.41%	4.03%	7.48%	$20,570
Russell 2000® Index	8.93%	2.40%	6.65%	$19,030
Change in Value of a $10,000 Investment
Yearly periods ended September 30
12	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Understanding Your Fund’s Expenses — September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2023.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2023	$1,000.00	$1,000.00
Ending Account Value September 30, 2023	$ 992.30	$1,021.30
Expenses Paid During Period*	$ 3.75	$ 3.80
*	Expenses are equal to the Fund's annualized expense ratio of 0.75% for Investment Class shares and 1.00% for Service Class shares (for the period April 1, 2023 - September 30, 2023), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2023	$1,000.00	$1,000.00
Ending Account Value September 30, 2023	$ 991.00	$1,020.10
Expenses Paid During Period*	$ 4.99	$ 5.06
*	Expenses are equal to the Fund's annualized expense ratio of 0.75% for Investment Class shares and 1.00% for Service Class shares (for the period April 1, 2023 - September 30, 2023), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional Small-Cap Equity Fund	13

State Street Institutional Small-Cap Equity Fund
Schedule of Investments — September 30, 2023
	Number of Shares	Fair Value
Common Stock - 95.5% †
Aerospace & Defense - 0.3%
Woodward, Inc.	25,643	$ 3,186,399
Agricultural & Farm Machinery - 1.0%
AGCO Corp.	86,713	10,256,414
Agricultural Products & Services - 1.3%
Darling Ingredients, Inc. (a)	260,003	13,572,157
Apparel Retail - 1.4%
American Eagle Outfitters, Inc.	77,007	1,279,086
Boot Barn Holdings, Inc. (a)	106,456	8,643,163
Buckle, Inc.	88,813	2,965,466
Revolve Group, Inc. (a)	83,684	1,138,939
		14,026,654
Application Software - 6.8%
ACI Worldwide, Inc. (a)(b)	166,240	3,750,374
Altair Engineering, Inc., Class A (a)(b)	52,404	3,278,394
Asana, Inc., Class A (a)	178,000	3,259,180
Blackbaud, Inc. (a)	88,127	6,197,091
BlackLine, Inc. (a)	27,601	1,531,028
Box, Inc., Class A (a)	191,500	4,636,215
Braze, Inc., Class A (a)	69,000	3,224,370
CCC Intelligent Solutions Holdings, Inc. (a)	284,581	3,799,156
Freshworks, Inc., Class A Revenue (a)	301,500	6,005,880
New Relic, Inc. (a)	106,000	9,075,720
Nutanix, Inc., Class A (a)	195,000	6,801,600
Q2 Holdings, Inc. (a)	93,500	3,017,245
Smartsheet, Inc., Class A (a)	140,500	5,684,630
Vertex, Inc., Class A (a)	170,212	3,931,897
Workiva, Inc. (a)	47,500	4,813,650
		69,006,430
Automobile Manufacturers - 0.7%
Thor Industries, Inc.	74,084	7,047,611
Automotive Parts & Equipment - 1.3%
Dana, Inc.	133,455	1,957,785
Dorman Products, Inc. (a)	112,721	8,539,743
LCI Industries	6,828	801,744
Modine Manufacturing Co. (a)	51,448	2,353,746
		13,653,018
	Number of Shares	Fair Value
Automotive Retail - 1.8%
America's Car-Mart, Inc. (a)	7,795	$ 709,267
Group 1 Automotive, Inc.	16,383	4,402,276
Monro, Inc.	42,040	1,167,451
Murphy USA, Inc.	33,969	11,608,226
		17,887,220
Biotechnology - 1.2%
Abcam PLC ADR (a)	90,000	2,036,700
Avid Bioservices, Inc. (a)	234,987	2,218,277
Catalyst Pharmaceuticals, Inc. (a)	147,464	1,723,854
Emergent BioSolutions, Inc. (a)	71,310	242,454
Halozyme Therapeutics, Inc. (a)	56,764	2,168,385
Heron Therapeutics, Inc. (a)	587,521	605,147
Veracyte, Inc. (a)	123,000	2,746,590
		11,741,407
Brewers - 1.1%
Boston Beer Co., Inc., Class A (a)	27,684	10,783,748
Broadline Retail - 0.2%
Ollie's Bargain Outlet Holdings, Inc. (a)	30,000	2,315,400
Building Products - 3.3%
Armstrong World Industries, Inc.	118,040	8,498,880
AZZ, Inc.	39,363	1,794,166
CSW Industrials, Inc.	29,500	5,169,580
Gibraltar Industries, Inc. (a)	116,095	7,837,573
Hayward Holdings, Inc. (a)	280,000	3,948,000
Insteel Industries, Inc.	66,831	2,169,334
Simpson Manufacturing Co., Inc.	15,950	2,389,470
UFP Industries, Inc.	19,020	1,947,648
		33,754,651
Cargo Ground Transportation - 0.6%
Saia, Inc. (a)	14,427	5,751,324
Commodity Chemicals - 0.3%
Hawkins, Inc.	47,614	2,802,084
Communications Equipment - 0.0%*
Cambium Networks Corp. (a)	61,765	452,737

See Notes to Schedules of Investments and Notes to Financial Statements.
14	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Computer & Electronics Retail - 0.1%
Upbound Group, Inc.	22,469	$ 661,712
Construction & Engineering - 1.4%
Dycom Industries, Inc. (a)	141,757	12,616,373
IES Holdings, Inc. (a)	19,048	1,254,692
Valmont Industries, Inc.	3,480	835,931
		14,706,996
Construction Machinery & Heavy Transportation Equipment - 0.6%
Alamo Group, Inc. (b)	18,735	3,238,532
Astec Industries, Inc.	25,152	1,184,911
Wabash National Corp.	98,198	2,073,942
		6,497,385
Construction Materials - 0.2%
Eagle Materials, Inc.	9,718	1,618,241
Consumer Finance - 0.3%
PROG Holdings, Inc. (a)	94,094	3,124,862
Data Processing & Outsourced Services - 0.9%
CSG Systems International, Inc.	80,321	4,106,009
Verra Mobility Corp. (a)	249,151	4,659,124
		8,765,133
Distillers & Vintners - 1.6%
MGP Ingredients, Inc.	155,016	16,351,088
Distributors - 0.7%
LKQ Corp.	140,405	6,951,451
Diversified Metals & Mining - 0.2%
Compass Minerals International, Inc.	46,165	1,290,312
Materion Corp.	10,962	1,117,137
		2,407,449
Diversified REITs - 0.3%
Alpine Income Property Trust, Inc. (b)	70,169	1,147,965
American Assets Trust, Inc.	49,307	959,021
Essential Properties Realty Trust, Inc.	32,599	705,116
		2,812,102
	Number of Shares	Fair Value
Diversified Support Services - 2.0%
Healthcare Services Group, Inc.	220,884	$ 2,303,820
Matthews International Corp., Class A	99,444	3,869,366
RB Global, Inc.	208,261	13,016,313
UniFirst Corp.	6,529	1,064,292
		20,253,791
Education Services - 0.6%
Bright Horizons Family Solutions, Inc. (a)	18,555	1,511,490
Stride, Inc. (a)	98,948	4,455,629
		5,967,119
Electric Utilities - 0.9%
ALLETE, Inc. (b)	22,813	1,204,527
IDACORP, Inc.	89,399	8,372,216
		9,576,743
Electrical Components & Equipment - 0.3%
Acuity Brands, Inc. (b)	5,880	1,001,423
Atkore, Inc. (a)	14,917	2,225,467
		3,226,890
Electronic Components - 1.7%
Belden, Inc.	114,470	11,052,078
Coherent Corp. (a)	9,411	307,175
Littelfuse, Inc.	24,325	6,016,059
		17,375,312
Electronic Equipment & Instruments - 0.7%
Novanta, Inc. (a)	22,000	3,155,680
Vontier Corp.	143,758	4,444,997
		7,600,677
Electronic Manufacturing Services - 0.1%
Plexus Corp. (a)	12,550	1,166,899
Environmental & Facilities Services - 0.3%
Aris Water Solutions, Inc., Class A	51,004	509,020
Montrose Environmental Group, Inc. (a)	77,000	2,253,020
		2,762,040
Food Distributors - 0.5%
Performance Food Group Co. (a)	90,569	5,330,891

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	15

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Footwear - 0.3%
Deckers Outdoor Corp. (a)	3,522	$ 1,810,625
Steven Madden Ltd.	38,913	1,236,266
		3,046,891
Forest Products - 0.6%
Louisiana-Pacific Corp.	112,665	6,226,995
Gas Utilities - 0.1%
UGI Corp.	32,365	744,395
Health Care REITs - 0.3%
Community Healthcare Trust, Inc.	115,107	3,418,678
Healthcare Distributors - 0.4%
AdaptHealth Corp. (a)(b)	362,212	3,296,129
Owens & Minor, Inc. (a)	33,529	541,829
		3,837,958
Healthcare Equipment - 4.7%
AtriCure, Inc. (a)	98,500	4,314,300
Axonics, Inc. (a)	107,500	6,032,900
CONMED Corp.	49,500	4,992,075
Envista Holdings Corp. (a)	60,784	1,694,658
Globus Medical, Inc., Class A (a)	103,000	5,113,950
Inspire Medical Systems, Inc. (a)	25,000	4,961,000
Integra LifeSciences Holdings Corp. (a)	129,000	4,926,510
LeMaitre Vascular, Inc.	28,429	1,548,812
Omnicell, Inc. (a)	85,000	3,828,400
Outset Medical, Inc. (a)	103,000	1,120,640
Penumbra, Inc. (a)	19,000	4,596,290
PROCEPT BioRobotics Corp. (a)	83,700	2,746,197
SI-BONE, Inc. (a)	22,960	487,670
Tandem Diabetes Care, Inc. (a)	86,000	1,786,220
		48,149,622
Healthcare Facilities - 1.6%
Acadia Healthcare Co., Inc. (a)(b)	94,047	6,612,444
U.S. Physical Therapy, Inc.	107,515	9,862,351
		16,474,795
	Number of Shares	Fair Value
Healthcare Services - 0.4%
Addus HomeCare Corp. (a)(b)	19,218	$ 1,637,181
Castle Biosciences, Inc. (a)	85,280	1,440,379
Pediatrix Medical Group, Inc. (a)	113,115	1,437,692
		4,515,252
Healthcare Supplies - 0.4%
Neogen Corp. (a)	234,500	4,347,630
Healthcare Technology - 0.4%
Definitive Healthcare Corp. (a)	90,783	725,356
NextGen Healthcare, Inc. (a)	79,195	1,879,298
Simulations Plus, Inc.	36,246	1,511,458
		4,116,112
Home Building - 0.6%
Cavco Industries, Inc. (a)	3,169	841,877
Green Brick Partners, Inc. (a)	13,311	552,540
Installed Building Products, Inc.	10,143	1,266,759
Taylor Morrison Home Corp. (a)	75,304	3,208,703
		5,869,879
Home Furnishing Retail - 0.2%
Aaron's Co., Inc. (b)	190,629	1,995,886
Overstock.com, Inc. (a)	32,244	510,100
		2,505,986
Hotel & Resort REITs - 0.5%
RLJ Lodging Trust	400,390	3,919,818
Xenia Hotels & Resorts, Inc.	112,742	1,328,101
		5,247,919
Household Products - 0.4%
Central Garden & Pet Co., Class A (a)	93,185	3,735,787
Industrial Machinery & Supplies & Components - 7.6%
Albany International Corp., Class A	55,000	4,745,400
Barnes Group, Inc.	185,400	6,298,038
Chart Industries, Inc. (a)	12,994	2,197,545
Enerpac Tool Group Corp.	508,285	13,433,973
EnPro Industries, Inc.	10,404	1,260,861
ESCO Technologies, Inc.	65,000	6,788,600
Helios Technologies, Inc.	27,705	1,537,073
Hillenbrand, Inc.	55,657	2,354,848

See Notes to Schedules of Investments and Notes to Financial Statements.
16	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
John Bean Technologies Corp.	80,500	$ 8,463,770
Mueller Industries, Inc.	77,853	5,851,431
RBC Bearings, Inc. (a)	34,500	8,077,485
Standex International Corp.	29,980	4,367,786
Timken Co.	129,371	9,507,475
Xylem, Inc.	28,360	2,581,611
		77,465,896
Industrial REITs - 0.7%
EastGroup Properties, Inc.	43,747	7,285,188
Insurance Brokers - 0.5%
BRP Group, Inc., Class A (a)	199,500	4,634,385
Investment Banking & Brokerage - 1.1%
Houlihan Lokey, Inc.	4,320	462,758
Piper Sandler Cos.	11,921	1,732,241
Raymond James Financial, Inc.	65,501	6,578,266
Stifel Financial Corp.	45,046	2,767,626
		11,540,891
IT Consulting & Other Services - 0.2%
Perficient, Inc. (a)	10,886	629,864
Unisys Corp. (a)	261,216	901,195
		1,531,059
Leisure Facilities - 0.4%
Bowlero Corp. (a)	111,000	1,067,820
Planet Fitness, Inc., Class A (a)	67,000	3,295,060
		4,362,880
Leisure Products - 1.6%
Johnson Outdoors, Inc., Class A	12,284	671,812
Malibu Boats, Inc., Class A (a)	146,565	7,184,616
Polaris, Inc.	83,873	8,734,534
		16,590,962
Life & Health Insurance - 0.1%
American Equity Investment Life Holding Co. (a)	19,249	1,032,516
Life Sciences Tools & Services - 2.3%
Azenta, Inc. (a)	81,972	4,114,175
BioLife Solutions, Inc. (a)	185,468	2,561,313
Bruker Corp.	87,750	5,466,825
ICON PLC ADR (a)	14,943	3,679,714
	Number of Shares	Fair Value
Mesa Laboratories, Inc.	12,612	$ 1,325,143
Repligen Corp. (a)	38,246	6,081,496
		23,228,666
Marine Transportation - 0.1%
Kirby Corp. (a)	16,421	1,359,659
Metal, Glass & Plastic Containers - 0.3%
TriMas Corp.	109,655	2,715,058
Multi-Family Residential REITs - 0.1%
NexPoint Residential Trust, Inc.	33,717	1,085,013
Multi-Line Insurance - 0.3%
Horace Mann Educators Corp.	87,860	2,581,327
Multi-Utilities - 0.1%
Avista Corp.	44,930	1,454,384
Office REITs - 0.7%
COPT Defense Properties	42,520	1,013,252
Cousins Properties, Inc.	168,876	3,440,004
Easterly Government Properties, Inc.	229,689	2,625,345
		7,078,601
Office Services & Supplies - 0.7%
MSA Safety, Inc.	45,955	7,244,806
Oil & Gas Drilling - 0.1%
Helmerich & Payne, Inc.	22,896	965,295
Oil & Gas Equipment & Services - 1.0%
ChampionX Corp.	68,963	2,456,462
Oil States International, Inc. (a)	689,520	5,771,283
ProPetro Holding Corp. (a)	163,272	1,735,581
		9,963,326
Oil & Gas Exploration & Production - 2.2%
Civitas Resources, Inc.	31,410	2,540,127
Northern Oil & Gas, Inc.	237,088	9,538,050
SM Energy Co.	219,736	8,712,532
Southwestern Energy Co. (a)	260,006	1,677,039
		22,467,748
Other Specialty Retail - 0.3%
Leslie's, Inc. (a)	255,500	1,446,130

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	17

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Sally Beauty Holdings, Inc. (a)	220,000	$ 1,843,600
		3,289,730
Packaged Foods & Meats - 3.7%
Calavo Growers, Inc.	62,735	1,582,804
Freshpet, Inc. (a)	63,500	4,183,380
Hostess Brands, Inc. (a)	250,000	8,327,500
J & J Snack Foods Corp.	23,000	3,763,950
Lancaster Colony Corp.	34,500	5,693,535
Simply Good Foods Co. (a)	168,000	5,799,360
Sovos Brands, Inc. (a)	175,590	3,959,554
Utz Brands, Inc.	313,885	4,215,476
		37,525,559
Paper & Plastic Packaging Products & Materials - 0.2%
Ranpak Holdings Corp. (a)	162,426	883,597
Sonoco Products Co.	21,911	1,190,863
		2,074,460
Personal Care Products - 0.2%
BellRing Brands, Inc. (a)	49,902	2,057,459
Pharmaceuticals - 0.2%
ANI Pharmaceuticals, Inc. (a)(b)	29,845	1,732,801
Organon & Co.	17,750	308,140
Phathom Pharmaceuticals, Inc. (a)	24,051	249,409
		2,290,350
Property & Casualty Insurance - 2.3%
AMERISAFE, Inc.	79,798	3,995,486
Argo Group International Holdings Ltd.	71,861	2,144,332
James River Group Holdings Ltd.	80,000	1,228,000
Palomar Holdings, Inc. (a)	60,000	3,045,000
RLI Corp.	33,348	4,531,660
Selective Insurance Group, Inc.	60,000	6,190,200
Skyward Specialty Insurance Group, Inc. (a)	65,000	1,778,400
Trupanion, Inc. (a)	27,039	762,500
		23,675,578
Publishing - 0.9%
John Wiley & Sons, Inc., Class A	243,781	9,061,340
	Number of Shares	Fair Value
Regional Banks - 8.4%
1st Source Corp. (b)	48,966	$ 2,060,979
Banc of California, Inc.	112,953	1,398,358
BancFirst Corp.	31,500	2,731,995
Bank OZK	60,452	2,240,956
BankUnited, Inc.	41,551	943,208
Cadence Bank	39,433	836,768
Columbia Banking System, Inc.	42,450	861,735
Community Bank System, Inc.	53,500	2,258,235
Cullen/Frost Bankers, Inc.	73,775	6,729,018
Enterprise Financial Services Corp.	35,246	1,321,725
First Financial Bankshares, Inc.	124,925	3,138,116
Fulton Financial Corp.	216,904	2,626,707
German American Bancorp, Inc.	79,500	2,153,655
Heritage Commerce Corp.	222,429	1,883,974
Home BancShares, Inc.	119,455	2,501,388
Independent Bank Corp.	100,375	4,927,409
Lakeland Financial Corp.	26,205	1,243,689
Live Oak Bancshares, Inc.	301,631	8,732,217
National Bank Holdings Corp., Class A	82,084	2,442,820
Origin Bancorp, Inc.	49,291	1,423,031
Peapack-Gladstone Financial Corp.	64,287	1,648,961
Pinnacle Financial Partners, Inc.	29,896	2,004,228
Prosperity Bancshares, Inc.	76,726	4,187,705
Renasant Corp.	151,390	3,964,904
ServisFirst Bancshares, Inc.	52,560	2,742,055
SouthState Corp.	16,435	1,107,062
Stock Yards Bancorp, Inc.	45,000	1,768,050
Texas Capital Bancshares, Inc. (a)	39,261	2,312,473
Washington Federal, Inc.	40,209	1,030,155
Westamerica BanCorp	65,737	2,843,125
Wintrust Financial Corp.	37,698	2,846,199
WSFS Financial Corp.	180,192	6,577,008
		85,487,908
Research & Consulting Services - 0.3%
Resources Connection, Inc.	202,146	3,013,997
Restaurants - 1.5%
Bloomin' Brands, Inc.	78,464	1,929,430
Cheesecake Factory, Inc.	73,242	2,219,233

See Notes to Schedules of Investments and Notes to Financial Statements.
18	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Dave & Buster's Entertainment, Inc. (a)	6,843	$ 253,670
Shake Shack, Inc., Class A (a)	58,500	3,397,095
Texas Roadhouse, Inc.	40,273	3,870,235
Wingstop, Inc.	21,000	3,776,640
		15,446,303
Retail REITs - 0.4%
Kite Realty Group Trust	101,342	2,170,746
Macerich Co.	132,067	1,440,851
		3,611,597
Security & Alarm Services - 0.9%
Brink's Co.	132,560	9,629,158
Self Storage REITs - 0.1%
National Storage Affiliates Trust	33,010	1,047,737
Semiconductor Materials & Equipment - 0.7%
Ichor Holdings Ltd. (a)	61,600	1,907,136
Onto Innovation, Inc. (a)	44,876	5,722,587
		7,629,723
Semiconductors - 0.5%
Diodes, Inc. (a)	11,674	920,378
MaxLinear, Inc. (a)	38,973	867,149
Semtech Corp. (a)	115,754	2,980,666
		4,768,193
Soft Drinks & Non-alcoholic Beverages - 0.5%
Primo Water Corp.	338,016	4,664,621
Specialized Consumer Services - 0.5%
European Wax Center, Inc., Class A (a)	185,000	2,997,000
OneSpaWorld Holdings Ltd. (a)	163,944	1,839,452
		4,836,452
Specialty Chemicals - 4.0%
Avient Corp.	171,605	6,061,088
HB Fuller Co.	19,062	1,307,844
Ingevity Corp. (a)	274,370	13,062,756
Innospec, Inc.	44,000	4,496,800
Quaker Chemical Corp.	30,561	4,889,760
Sensient Technologies Corp.	60,000	3,508,800
Stepan Co.	102,501	7,684,500
		41,011,548
	Number of Shares	Fair Value
Steel - 0.6%
Carpenter Technology Corp.	29,464	$ 1,980,275
Commercial Metals Co.	74,316	3,671,954
		5,652,229
Systems Software - 0.3%
Progress Software Corp.	19,231	1,011,166
Tenable Holdings, Inc. (a)	56,300	2,522,240
		3,533,406
Technology Distributors - 0.2%
Insight Enterprises, Inc. (a)	15,975	2,324,362
Technology Hardware, Storage & Peripherals - 1.2%
Corsair Gaming, Inc. (a)	162,171	2,356,345
Pure Storage, Inc., Class A (a)	266,500	9,492,730
		11,849,075
Timber REITs - 0.2%
PotlatchDeltic Corp.	36,612	1,661,819
Trading Companies & Distributors - 1.4%
Applied Industrial Technologies, Inc.	70,588	10,913,611
Transcat, Inc. (a)	20,190	1,978,014
WESCO International, Inc.	11,547	1,660,689
		14,552,314
Transaction & Payment Processing Services - 0.2%
Shift4 Payments, Inc., Class A (a)	36,971	2,047,084
Water Utilities - 0.1%
American States Water Co.	14,428	1,135,195
Total Common Stock (Cost $810,584,316)		974,096,791
Short-Term Investments - 4.6%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 5.33% (c)(d) (Cost $47,007,008)	47,007,008	47,007,008
Total Investments (Cost $857,591,324)		1,021,103,799
Liabilities in Excess of Other Assets, net - (0.1)%		(1,362,976)
NET ASSETS - 100.0%		$ 1,019,740,823

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	19

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2023
Other Information:
The Fund had the following long futures contracts open at September 30, 2023:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index Futures	December 2023	147	$ 13,764,497	$ 13,219,710	$ (544,787)
During the period ended September 30, 2023, the average notional value related to long futures contracts was $17,215,940.
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Non-income producing security.
(b)	At September 30, 2023, all or a portion of this security was pledged to cover collateral requirements for futures contracts.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2023.
*	Less than 0.05%.
Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2023:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 974,096,791	$ —	$ —	$ 974,096,791
Short-Term Investments	47,007,008	—	—	47,007,008
Total Investments in Securities	$ 1,021,103,799	$ —	$ —	$ 1,021,103,799
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (544,787)	$ —	$ —	$ (544,787)
Total Other Financial Instruments	$ (544,787)	$ —	$ —	$ (544,787)

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	54,958,269	$54,958,269	$282,200,859	$290,152,120	$—	$—	47,007,008	$47,007,008	$2,606,371
See Notes to Schedules of Investments and Notes to Financial Statements.
20	State Street Institutional Small-Cap Equity Fund

State Street Institutional U.S. Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Inception date					11/25/97
Net asset value, beginning of period	$ 9.74	$ 17.26	$ 13.97	$ 12.30	$ 13.74
Income/(loss) from investment operations:
Net investment income	0.10 (a)	0.11 (a)	0.13 (a)	0.14 (a)	0.15 (a)
Net realized and unrealized gains/(losses) on investments	1.85 (a)	(1.80) (a)	3.86 (a)	2.35 (a)	0.05 (a)
Total income/(loss) from investment operations	1.95	(1.69)	3.99	2.49	0.20
Less distributions from:
Net investment income	(0.11)	(0.13)	(0.14)	(0.16)	(0.18)
Net realized gains	(1.42)	(5.70)	(0.56)	(0.66)	(1.46)
Total distributions	(1.53)	(5.83)	(0.70)	(0.82)	(1.64)
Net asset value, end of period	$ 10.16	$ 9.74	$ 17.26	$ 13.97	$ 12.30
Total Return(b)	22.36%	(16.99)%	29.41%	20.77%	4.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$218,221	$176,243	$572,329	$461,624	$419,296
Ratios to average net assets:
Net expenses	0.40%	0.38%	0.37%	0.37%	0.38%
Gross expenses	0.40%	0.38%	0.37%	0.37%	0.38%
Net investment income	1.01%	0.78%	0.81%	1.12%	1.29%
Portfolio turnover rate	39%	29%	35%	38%	35%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	21

State Street Institutional U.S. Equity Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Inception date					1/3/01
Net asset value, beginning of period	$11.08	$ 18.86	$15.21	$13.32	$14.70
Income/(loss) from investment operations:
Net investment income	0.09 (a)	0.09 (a)	0.10 (a)	0.12 (a)	0.14 (a)
Net realized and unrealized gains/(losses) on investments	2.13 (a)	(2.08) (a)	4.21 (a)	2.54 (a)	0.09 (a)
Total income/(loss) from investment operations	2.22	(1.99)	4.31	2.66	0.23
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.10)	(0.11)	(0.15)
Net realized gains	(1.42)	(5.70)	(0.56)	(0.66)	(1.46)
Total distributions	(1.50)	(5.79)	(0.66)	(0.77)	(1.61)
Net asset value, end of period	$11.80	$ 11.08	$18.86	$15.21	$13.32
Total Return(b)	21.99%	(17.16)%	29.10%	20.52%	4.23%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 88	$ 118	$ 268	$ 58	$ 48
Ratios to average net assets:
Net expenses	0.65%	0.63%	0.62%	0.62%	0.63%
Gross expenses	0.65%	0.63%	0.62%	0.62%	0.63%
Net investment income (loss)	0.76%	0.62%	0.56%	0.87%	1.06%
Portfolio turnover rate	39%	29%	35%	38%	35%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
22	Financial Highlights

State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Inception date					8/3/98
Net asset value, beginning of period	$ 15.49	$ 22.15	$ 15.55	$ 17.04	$ 21.94
Income/(loss) from investment operations:
Net investment income	0.11 (a)	0.05 (a)	0.02 (a)	0.05 (a)	0.06 (a)
Net realized and unrealized gains/(losses) on investments	1.84 (a)	(3.38) (a)	7.19 (a)	(0.45) (a)	(2.06) (a)
Total income/(loss) from investment operations	1.95	(3.33)	7.21	(0.40)	(2.00)
Less distributions from:
Net investment income	(0.04)	(0.03)	(0.04)	(0.07)	(0.04)
Net realized gains	(0.75)	(3.30)	(0.57)	(1.02)	(2.86)
Total distributions	(0.79)	(3.33)	(0.61)	(1.09)	(2.90)
Net asset value, end of period	$ 16.65	$ 15.49	$ 22.15	$ 15.55	$ 17.04
Total Return(b)	12.79%	(18.14)%	46.98%	(3.03)%	(6.21)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,018,088	$945,933	$1,308,410	$973,165	$1,255,899
Ratios to average net assets:
Net expenses	0.75%	0.79%	0.88%	0.89%	0.88%
Gross expenses	0.89%	0.88%	0.88%	0.89%	0.88%
Net investment income	0.67%	0.27%	0.10%	0.33%	0.37%
Portfolio turnover rate	29%	30%	42%	31%	29%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	23

State Street Institutional Small-Cap Equity Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Inception date					9/30/05
Net asset value, beginning of period	$15.45	$ 22.11	$15.53	$17.02	$21.93
Income/(loss) from investment operations:
Net investment income (loss)	0.07 (a)	0.01 (a)	(0.03) (a)	0.01 (a)	0.02 (a)
Net realized and unrealized gains/(losses) on investments	1.82 (a)	(3.37) (a)	7.18 (a)	(0.46) (a)	(2.05) (a)
Total income/(loss) from investment operations	1.89	(3.36)	7.15	(0.45)	(2.03)
Less distributions from:
Net investment income	—	—	—	(0.02)	(0.02)
Net realized gains	(0.75)	(3.30)	(0.57)	(1.02)	(2.86)
Total distributions	(0.75)	(3.30)	(0.57)	(1.04)	(2.88)
Net asset value, end of period	$16.59	$ 15.45	$22.11	$15.53	$17.02
Total Return(b)	12.41%	(18.28)%	46.60%	3.30%	(6.44)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,653	$ 1,571	$2,078	$1,750	$1,937
Ratios to average net assets:
Net expenses	1.00%	1.04%	1.13%	1.14%	1.13%
Gross expenses	1.14%	1.13%	1.13%	1.14%	1.13%
Net investment income (loss)	0.42%	0.03%	(0.14)%	0.08%	0.12%
Portfolio turnover rate	29%	30%	42%	31%	29%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
24	Financial Highlights

State Street Institutional Funds
Statements of Assets and Liabilities — September 30, 2023
	State Street Institutional U.S. Equity Fund	State Street Institutional Small-Cap Equity Fund
Assets
Investments in securities, at fair value (cost $147,044,317 and $810,584,316, respectively)	$ 212,742,543	$ 974,096,791
Investments in affiliated securities, at fair value (cost $5,527,562 and $47,007,008, respectively)	5,527,562	47,007,008
Cash	2,057	907,873
Net cash collateral on deposit with broker for future contracts	197,137	1,521,702
Receivable for investments sold	—	671,199
Income receivables	139,048	638,302
Receivable for fund shares sold	142,496	48,211
Income receivable from affiliated investments	21,353	228,051
Receivable for accumulated variation margin on futures contracts	38,712	—
Total assets	218,810,908	1,025,119,137
Liabilities
Payable for investments purchased	359,638	3,768,087
Payable for fund shares redeemed	71,750	423,226
Payable for accumulated variation margin on futures contracts	—	544,432
Payable to the Adviser	70,642	642,217
Distribution and service fees	19	352
Total liabilities	502,049	5,378,314

Net Assets	$ 218,308,859	$ 1,019,740,823
Net Assets Consist of:
Capital paid in	$ 152,061,837	$ 805,399,016
Total distributable earnings (loss)	66,247,022	214,341,807
Net Assets	$ 218,308,859	$ 1,019,740,823

Investment Class:
Net Assets	$ 218,220,773	$ 1,018,088,158
Shares outstanding ($0.001 par value, unlimited shares authorized)	21,488,630	61,164,500
Net asset value, offering and redemption price per share	$ 10.16	$ 16.65

Service Class:
Net Assets	$ 88,086	$ 1,652,665
Shares outstanding ($0.001 par value, unlimited shares authorized)	7,463	99,610
Net asset value, offering and redemption price per share	$ 11.80	$ 16.59
The accompanying Notes are an integral part of these financial statements.
Statements of Assets and Liabilities	25

State Street Institutional Funds
Statements of Operations — For the year ended September 30, 2023
	State Street Institutional U.S. Equity Fund	State Street Institutional Small-Cap Equity Fund
Investment Income
Income
Dividend	$ 2,607,256	$ 12,447,612
Income from affiliated investments	295,915	2,606,371
Less: Foreign taxes withheld	(2,579)	(82,039)
Total income	2,900,592	14,971,944
Expenses
Advisory and administration fees	797,217	9,318,429
Distribution and service fees
Service Class	293	4,232
Trustees' fees	22,751	30,063
Other expenses	—	283
Total expenses before waivers	820,261	9,353,007
Less: Expenses waived or borne by the adviser	—	(1,456,245)
Net expenses	820,261	7,896,762
Net investment income	$ 2,080,331	$ 7,075,182
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$ 61,632	$ 67,137,159
Futures	304,633	(257,804)
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	36,700,521	45,856,387
Futures	580,418	501,474
Net realized and unrealized gain (loss) on investments	37,647,204	113,237,216
Net Increase in Net Assets Resulting from Operations	$ 39,727,535	$ 120,312,398
The accompanying Notes are an integral part of these financial statements.
26	Statements of Operations

State Street Institutional Funds
Statements of Changes in Net Assets
	State Street Institutional U.S. Equity Fund		State Street Institutional Small-Cap Equity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 2,080,331	$ 2,638,415	$ 7,075,182	$ 3,208,640
Net realized gain (loss) on investments and futures	366,265	168,115,195	66,879,355	53,002,585
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	37,280,939	(186,031,559)	46,357,861	(272,121,249)
Net increase (decrease) from operations	39,727,535	(15,277,949)	120,312,398	(215,910,024)
Distributions to shareholders:
Total distributions
Investment Class	(27,722,659)	(205,273,357)	(47,269,694)	(192,472,199)
Service Class	(16,066)	(44,930)	(72,052)	(313,806)
Total distributions	(27,738,725)	(205,318,287)	(47,341,746)	(192,786,005)
Increase (decrease) in assets from operations and distributions	11,988,810	(220,596,236)	72,970,652	(408,696,029)
Share transactions:
Proceeds from sale of shares
Investment Class	23,891,237	15,780,972	61,155,997	46,621,109
Service Class	4,818	20,287	65,354	168,550
Value of distributions reinvested
Investment Class	27,290,053	205,036,339	47,269,694	192,441,993
Service Class	16,066	44,930	72,052	313,806
Cost of shares redeemed
Investment Class	(21,184,708)	(396,371,663)	(109,124,524)	(193,522,296)
Service Class	(58,859)	(150,188)	(172,379)	(311,306)
Net increase (decrease) from share transactions	29,958,607	(175,639,323)	(733,806)	45,711,856
Total increase (decrease) in net assets	41,947,417	(396,235,559)	72,236,846	(362,984,173)
Net Assets
Beginning of year	176,361,442	572,597,001	947,503,977	1,310,488,150
End of year	$ 218,308,859	$ 176,361,442	$ 1,019,740,823	$ 947,503,977
Changes in Fund Shares
Investment Class
Shares sold	2,449,063	1,252,674	3,579,260	2,528,748
Issued for distributions reinvested	3,083,622	15,246,073	2,945,152	9,884,026
Shares redeemed	(2,136,289)	(31,563,308)	(6,415,623)	(10,440,078)
Net increase (decrease) in fund shares	3,396,396	(15,064,561)	108,789	1,972,696
Service Class
Shares sold	429	1,529	3,835	8,905
Issued for distributions reinvested	1,558	2,917	4,495	16,134
Shares redeemed	(5,188)	(7,965)	(10,403)	(17,329)
Net increase (decrease) in fund shares	(3,201)	(3,519)	(2,073)	7,710
The accompanying Notes are an integral part of these financial statements.
Statements of Changes in Net Assets	27

State Street Institutional Funds
Notes to Financial Statements — September 30, 2023
1. Organization of the Funds
State Street Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. The Trust is comprised of the following two series (each, a “Fund” and collectively, the “Funds”):  State Street Institutional U.S. Equity Fund and State Street Institutional Small-Cap Equity Fund. Each Fund presently offers two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus). Each Fund is a diversified investment company within the meaning of the 1940 Act.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
28	Notes to Financial Statements

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2023 is disclosed in each Fund’s Schedule of Investments.
Investment Transactions and Income Recognition Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.
Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Certain Funds invest in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate a portion of the capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.'s (the "Adviser" or "SSGA FM") estimates of such redesignations for which actual information has not yet been reported.
Expenses Each Fund pays a “unitary fee” to SSGA FM equivalent to the Fund’s advisory and administration fee. This fee includes all operating expenses payable by each Fund, except for fees and expenses associated with the Trust’s independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes).
Notes to Financial Statements	29

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Distributions Distributions from net investment income, if any, are declared and paid annually for all Funds.
Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.Derivative Financial Instruments
Futures Contracts Each Fund may enter into futures contracts to meet the Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in the Net cash collateral on deposit with broker for future contracts on the Statement of Assets and Liabilities. Subsequent payments are made or received by a Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts. For the fiscal year ended September 30, 2023, the following Funds entered into futures contracts for strategies listed below:
Fund	Strategies
State Street Institutional U.S. Equity Fund	Equitization of Cash
State Street Institutional Small-Cap Equity Fund	Equitization of Cash
30	Notes to Financial Statements

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2023 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
Asset Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 38,712	$ —	$ 38,712

Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street Institutional Small-Cap Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 544,432	$ —	$ 544,432

Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 304,633	$ —	$ 304,633
State Street Institutional Small-Cap Equity Fund
Futures Contracts	$ —	$ —	$ —	(257,804)	$ —	$ (257,804)

Net Change in Unrealized Appreciation/Depreciation
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 580,418	$ —	$ 580,418
State Street Institutional Small-Cap Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 501,474	$ —	$ 501,474
Notes to Financial Statements	31

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
4.Fees and Transactions with Affiliates
Advisory Fee SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:
Fund	Average Daily Net Assets of the Fund	Management Fee
State Street Institutional U.S. Equity Fund	First $25 million	0.55%
	Next $25 million	0.45%
	Over $50 million	0.35%
State Street Institutional Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
Each Fund’s Management Fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes).
SSGA FM is contractually obligated until January 31, 2024 (i) to waive up to the full amount of the advisory fee payable by the State Street Institutional Small-Cap Equity Fund, and/or (ii) to reimburse the State Street Institutional Small-Cap Equity Fund for expenses to the extent that total annual fund operating expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2024 except with approval of the Board.
For the year ended September 30, 2023, fees waived and expenses reimbursed by the Adviser, pursuant to this agreement, were $1,456,245.
Distribution and Shareholder Servicing Fees The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Each Fund pays State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.
Due to Custodian In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian, who is an affiliate of the Funds.
Other Transactions with Affiliates The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended September 30, 2023 are disclosed in the Schedules of Investments.
5.Sub-Advisory Fees
Pursuant to investment sub-advisory agreements with SSGA FM, the assets of the State Street Institutional Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, LP; (ii) Champlain Investment Partners, LLC; (iii) Kennedy Capital Management, Inc.; and (iv) SouthernSun Asset Management, LLC. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund’s assets among the sub-advisers in its discretion (“Allocated Assets”), and for managing the
32	Notes to Financial Statements

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
State Street Institutional Small-Cap Equity Fund’s cash position, while each subadviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of SSGA FM and the Board. For their services, SSGA FM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.
6.Trustees' Fees
The fees and expenses of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the fiscal year ended September 30, 2023 were as follows:
	Other Securities
Fund	Purchases	Sales
State Street Institutional U.S. Equity Fund	$ 84,235,846	$ 78,009,775
State Street Institutional Small-Cap Equity Fund	292,957,826	324,388,617
8.Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds' tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAVs or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, futures contracts, return of capital adjustments and wash sale loss deferrals.
The tax character of distributions paid during the year ended September 30, 2023 was as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street Institutional U.S. Equity Fund	$1,925,640	$25,813,085	$27,738,725
State Street Institutional Small-Cap Equity Fund	2,909,298	44,432,448	47,341,746
The tax character of distributions paid during the year ended September 30, 2022 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street Institutional U.S. Equity Fund	$ 9,994,445	$195,323,842	$205,318,287
State Street Institutional Small-Cap Equity Fund	60,316,849	132,469,156	192,786,005
Notes to Financial Statements	33

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
At September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Tax Exempt Income	Capital Loss Carryforwards	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Institutional U.S. Equity Fund	$1,557,805	$—	$—	$ 1,180,396	$ 63,508,821	$—	$ 66,247,022
State Street Institutional Small-Cap Equity Fund	9,595,210	—	—	55,648,409	149,098,188	—	214,341,807
As of September 30, 2023, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Institutional U.S. Equity Fund	$154,799,954	$ 67,508,294	$ 3,999,473	$ 63,508,821
State Street Institutional Small-Cap Equity Fund	871,460,824	242,834,229	93,736,041	149,098,188
9.Line of Credit
As of September 30, 2023, the Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $1.275 billion ($1.1 billion prior to October 6, 2022) revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Effective October 5, 2023, the Funds have access to $180 million of a $960 million revolving credit facility. This agreement expires in October 2024 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
The Funds had no outstanding loans as of September 30, 2023.
10.Risks
Concentration Risk As a result of a Fund's ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund's investments more than if a Fund was more broadly diversified.
Market Risk The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on the Fund and its investments.
34	Notes to Financial Statements

State Street Institutional Funds
Notes to Financial Statements, continued — September 30, 2023
11.Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
Notes to Financial Statements	35

State Street Institutional Funds
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of State Street Institutional Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of State Street Institutional Funds (the “Trust”) (comprising State Street Institutional U.S. Equity Fund and State Street Institutional Small-Cap Equity Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising State Street Institutional Funds at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 22, 2023
36	Report of Independent Registered Public Accounting Firm

State Street Institutional Funds
Other Information — September 30, 2023 (Unaudited)
Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2023.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2023 is considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Long Term Capital Gains Distributions
Long term capital gain dividends were paid from the Funds during the year ended September 30, 2023:
Amount
State Street Institutional U.S. Equity Fund	$25,813,085
State Street Institutional Small-Cap Equity Fund	44,432,448
Proxy Voting Policies and Procedures and Record
The Funds have adopted the proxy voting policies of the Adviser. A description of the Fund's proxy voting policies and procedures that are used by the Funds' Adviser to vote proxies relating to Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-800-242-0134 (toll free) and (ii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC’s website at www.sec.gov and on the Funds' website at www.ssga.com. The Funds' Schedules of Investments are available upon request, without charge, by calling 1-800-242-0134 (toll free).
Other Information	37

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS 1
Overview of the Contract Review Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.
Consistent with these requirements, the Board of Trustees (the “Board”) of the State Street Institutional Funds (the “Trust”) met in person on April 5, 2023 and May 10-11, 2023, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) by and among SSGA FM, the Trust on behalf of the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), and each of Champlain Investment Partners, LLC, Palisade Capital Management, LLC and SouthernSun Asset Management, LLC (collectively, the “Sub-Advisers”).2 Prior to voting on the proposal, the Independent Trustees reviewed information furnished by the Adviser and Sub-Advisers and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser and Sub-Advisers (“Independent Counsel”) in connection with their consideration of approval of the Agreements.  Following the April 5, 2023 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 10-11, 2023 meeting. The Independent Trustees considered, among other things, the following:
Information about Performance, Expenses and Fees
•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:
______________________________________________
1 The Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process").  The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year.  However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year.  The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the "special meeting").  At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns.  Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.
2 The Board approved the Sub-Advisory Agreement between the Adviser and Kennedy Capital Management, Inc. (“Kennedy”) with respect to the Institutional Small-Cap Equity Fund at an in-person meeting held on February 6-7, 2023, for an initial two-year term.  As a result, the Sub-Advisory Agreement with Kennedy was not required to be considered for renewed at the May 10-11, 2023 Board meeting.
38	Other Information

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2022, to the performance of an appropriate benchmark provided by Broadridge Financial Solutions, Inc. (“Broadridge”) for the Fund (the “Benchmark”) and/or a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”) constructed by Broadridge;
○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);
○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and
○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.
•	Comparative information concerning fees charged by the Adviser and Sub-Advisers for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and
•	Profitability analyses for (a) the Adviser and Sub-Advisers with respect to each applicable Fund and (b) affiliates of SSGA FM that provide services to the Funds (“Affiliated Service Providers”).
Information about Portfolio Management
•	Descriptions of the investment management services provided by the Adviser and Sub-Advisers, including their investment strategies and processes;
•	Information concerning the allocation of brokerage; and
•	Information regarding the procedures and processes used to value the assets of the Funds.
Information about the Adviser and Sub-Advisers
•	Reports detailing the financial results and condition of SSGA FM and its affiliates, as well as of the Sub-Advisers;
•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolios of the Funds and for Fund operations;
•	Information relating to compliance with and the administration of the Codes of Ethics adopted by the Adviser and Sub-Advisers;
•	Information about the Adviser’s and each Sub-Adviser’s proxy voting policies and procedures and information regarding the Adviser’s and each Sub-Adviser’s practices for overseeing proxy vendors;
•	Information concerning the resources devoted by the Adviser and Sub-Advisers to overseeing compliance by the Funds and their service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Funds;
•	A description of the adequacy and sophistication of the Adviser’s and Sub-Advisers’ technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;
•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Advisers; and
•	Information regarding the Adviser’s and Sub-Advisers’ risk management processes.
Other Relevant Information
•	Information concerning the nature, extent, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);
Other Information	39

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
•	Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator and fund accountant of the Funds, as applicable, and the role of the Adviser in managing the Funds’ relationship with these service providers;
•	Copies of the Advisory Agreement and Sub-Advisory Agreements and agreements with other service providers of the Funds;
•	Responses to a request for information reviewed prior to the April 5, 2023 and May 10-11, 2023 meetings by Independent Counsel, requesting specific information from each of:
○	SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins from such operations for the calendar year ended December 31, 2022; and the relevant operations of other Affiliated Service Providers to the Funds, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2022;
○	The Sub-Advisers, with respect to their operations relating to the Institutional Small-Cap Equity Fund and their approximate profitability from such operations for the calendar year ended December 31, 2022;
○	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, and fund accountant for the Funds, with respect to its operations relating to the Funds; and
○	State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;
•	Information from SSGA FM, State Street, the Distributor and the Sub-Advisers with respect to the Funds, as applicable, providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 10-11, 2023; and
•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel.
In addition to the information identified above, the Board considered information provided from time to time by the Adviser and Sub-Advisers, and other service providers of the Funds throughout the year at meetings of the Board and its committees.  At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser and Sub-Advisers relating to the performance of the Funds, as applicable, and the investment strategies used in pursuing each Fund’s investment objective.
The Independent Trustees were assisted throughout the contract review process by their Independent Counsel.  The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements, and the weight to be given to each such factor.  The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, at the meeting held on May 10-11, 2023 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Agreements effective June 1, 2023, for an additional year with respect to all Funds.
Nature, Extent and Quality of Services
In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services provided to each applicable Fund by the Adviser and Sub-Advisers.
The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other
40	Other Information

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
personnel who provide portfolio management, investment research, and similar services to the Fund.  The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries.  The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities.  With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of a portfolio’s quality distribution and sector and interest rate exposure. For the Institutional Small-Cap Equity Fund, the Board considered the Adviser’s process used for overseeing multiple sub-advisers. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk.  Further, the Board considered material enhancements made to the risk management processes and systems over the past year.  The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management, as well as the Adviser’s succession planning process.
The Board had previously reviewed the compliance programs of SSGA FM and various Affiliated Service Providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies.
In connection with their consideration of the services provided by each of the Sub-Advisers, the Board considered each Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by SSGA FM and SSGA FM’s favorable assessment of the nature and quality of the investment sub-advisory services provided by each Sub-Adviser to the Institutional Small-Cap Equity Fund. The Board also considered the Institutional Small-Cap Equity Fund’s multi-manager structure and how each Sub-Adviser’s approach to small-cap investing fits within the Institutional Small-Cap Equity Fund’s overall strategy.
On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and each Sub-Adviser can be expected to continue to provide high quality investment management and related services for the Funds.
Fund Performance
The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2022.  For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Benchmark and the analyses of the related data provided by Broadridge.  Among other information, the Board considered the following performance information in its evaluation of each Fund:
State Street Institutional U.S. Equity Fund. The Board considered that the Fund’s performance was equal to the median of its Performance Group for the 1-year period, and was above the median of its Performance Group for the 3-, 5- and 10-year periods.  The Board also considered that the Fund’s performance was above the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods.  The Board also considered that the Fund’s performance was above the Benchmark for the 3- and 5-year periods and was below the Benchmark for the 1- and 10-year periods.
State Street Institutional Small-Cap Equity Fund.  The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 3-, 5- and 10-year periods.  The Board also considered that the Fund’s performance was below the median of its Performance Universe for the 1-year period and was above the median of its Performance Universe for the 3-, 5- and 10-year periods.  The Board also considered that the Fund’s performance was above the Benchmark for the 1-, 3-, 5- and 10-year periods.
Other Information	41

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.
Management Fees and Expenses
The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers, if any, as well as the fees paid to each of the Sub-Advisers by the Adviser, which reduced the net management fees retained by the Adviser. For the Institutional Small-Cap Equity Fund, the Board also reviewed (i) the allocation of the total advisory fees between SSGA FM and the Sub-Advisers, and (ii) the services required of SSGA FM to oversee the Sub-Advisers for those services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for each of the Funds.  The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser and Sub-Advisers to the fees charged and services provided to other clients of the Adviser and Sub-Advisers, including institutional accounts, as applicable.  In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of certain Funds to limit the total expenses borne by shareholders of such Funds. SSGA FM reviewed with the Board the Funds’ unitary fee structure where SSGA FM (and not the Funds) bears most of the Funds’ operating expenses, therefore affecting SSGA FM’s profitability. The Board also considered that the sub-advisory fees are paid by the Adviser out of its advisory fees it receives from the Funds and are not paid by the Funds. Among other information, the Board considered the following expense information in its evaluation of each Fund:
State Street Institutional U.S. Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe.  The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
State Street Institutional Small-Cap Equity Fund.  The Board considered that the Fund’s actual management fee was equal to the median of its Expense Group and was above the median of its Expense Universe.  The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser and Sub-Advisers, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.
Profitability
The Board reviewed the level of profits realized by the Adviser and its affiliates and the Sub-Advisers in providing investment advisory and other services to each applicable Fund and to all funds within the fund complex.  The Board considered other direct and indirect benefits received by the Adviser and Affiliated Service Providers and the Sub-Advisers in connection with their relationships with the applicable Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions.  The Board further considered the profitability of each of the Affiliated Service Providers with respect to their services to the Funds and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Funds, including reputational and entrepreneurial risks.
The Board concluded that the profitability of the Adviser with respect to the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.
The Board also considered that the sub-advisory fee rate under each Sub-Advisory Agreement was negotiated with each Sub-Adviser at arm’s length. In considering the profitability to each Sub-Adviser in connection with its relationship to the applicable Fund, the Trustees noted that the fees under the Sub-Advisory Agreement are paid by the Adviser out of the advisory fees that the Adviser receives from the Fund.  For these reasons, the Board concluded that the
42	Other Information

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
profitability of each Sub-Adviser from its relationship with the Fund was not material to their deliberations with respect to the consideration of approval of the applicable Sub-Advisory Agreement.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and the fund complex, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the fund complex taken as a whole.  The Board noted that the advisory fee for each Fund contains breakpoints.  The Board concluded that, in light of the current size of each Fund and the fund complex, the level of profitability of the Adviser and its affiliates with respect to each Fund and the fund complex over various time periods, and the comparative management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that additional breakpoints in such fees should be implemented for any Fund at this time.  The Board noted that the fees under the Sub-Advisory Agreements are paid by the Adviser out of the advisory fees that the Adviser receives under the Advisory Agreement. Therefore, the Board concluded that the potential for economies of scale in each Sub-Adviser’s management of the Institutional Small-Cap Equity Fund is not a material factor to the approval of the Sub-Advisory Agreements.
Conclusions
In reaching its decision to approve the Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered.  Each Trustee may have contributed different weight to the various factors.  Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Advisers possess the capability and resources to perform the duties required of them under the Agreements.
Further, based upon its review of the Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement and Sub-Advisory Agreements are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement and Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
Other Information	43

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
TRUSTEES AND OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Chairperson of the Board	Term: Until successor is elected and qualified Elected: 1/19	Associate Justice of the Superior Court, Commonwealth of Massachusetts (2002 - May 2010); Partner, Riley, Burke & Donahue, L.L.P. (law firm) (1985 - 2002); Independent Director, State Street Global Advisors Europe Limited (investment company) (1998 - 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 - 2023); Independent Director, SSGA Fixed Income plc (January 2009 - 2023); and Independent Director, SSGA Qualified Funds PLC (January 2009 - 2019).	54	Board Director and Chairman,
SSGA SPDR ETFs Europe I
plc Board (2011 - March
2023); Board Director and
Chairman, SSGA SPDR ETFs
Europe I plc (2013 - March
2023); Board Director, State
Street Liquidity plc (1998
- March 2023).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Until successor is elected and qualified Elected: 1997	Senior Advisor to NGN Capital LLC (January 2020 - Present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	54	Director of Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present); Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (2019 – present);
Trustee of Gregorian University Foundation (1992 - 2007); Chairman of the Board of Directors, Vivaldi Biosciences Inc. (May 2017 - present); Chairman of the Supervisory Board, Vivaldi Biosciences AG. (May 2017 - present); Trustee, Gallim Dance (December 2021 - present).
44	Other Information

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Until successor is elected and qualified Appointed: 1/12 Elected: 6/16	Dean of the Gabelli School of Business (2007 - June 2022) and Accounting Professor (1987 - present) at Fordham University.	54	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee Chairperson of the Governance Committee	Term: Until successor is elected and qualified Elected: 1/19	Chairman (March 2001 – April 2002), President and Chief Executive Officer (1996 – March 2001), Cerulean Companies, Inc. (holding company) (Retired); President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare) (1992 – March 2001).	54	Chairman and Board Member (1998 – December 2008) and Investment Committee Member (December 2008 – present), Healthcare Georgia Foundation (private foundation); Lead Director and Board Member, Amerigroup Corp. (managed health care) (September 2002 – 2012); Board Member (1999 – 2013) and Investment Committee Member (2001 – 2017), Woodruff Arts Center; Trustee, Gettysburg College (2003 – 2009); Board Member, Aerocare Holdings (2003 – January 2021), Regenesis Biomedical Inc. (April 2012 – present).

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Until successor is elected and qualified Elected: 1/19	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 - 2009); Trustee, Randolph-Macon College (2004 - 2016).	54	None.

Margaret McLaughlin c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee	Term: Indefinite Appointed: 9/22	Consultant, Bates Group (consultants) (2021 – 2023); Consultant, Madison Dearborn Partners (private equity) (2019 – 2020); General Counsel/CCO, Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology) (2011 – 2019).	54	Director, Manning & Napier Fund Inc. (2021 - 2022).
Other Information	45

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)

George Pereira c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 - September 2020) and Chief Financial Officer (November 2004 - September 2020), Charles Schwab Investment Management.	54	Director, Pacific Premier Bancorp, Pacific Premier Bank (2021 – present); Director, Charles Schwab Asset Management (Ireland) Ltd., & Charles Schwab Worldwide Funds plc. (2005 – 2020); Director, Rotaplast International, Inc. (non-profit providing free medical services to children worldwide) (2012 – 2018).

Mark E. Swanson SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1963	Trustee	Term: Indefinite Appointed: 3/23	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 - 2022); Global Head of Fund Services, Russell Investments (2013 - 2022);Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998 - 2022); President and Chief Executive Officer, RIF (2016 - 2017 and 2020 - 2022); President and Chief Executive Officer, RIC (2016 - 2017 and 2020 - 2022).	54	Director and President, Russell Investments Fund Services, LLC (2010 - 2023); Director,Russell Investment Management, LLC, Russell Investments Trust Company and Russell Investments Financial Services, LLC (2010 - 2023).

*	Served in various capacities and/or with various affiliated entities during noted time period.
†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as Adviser.
46	Other Information

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 4/19 Term: Indefinite Served: since 5/23	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer and Principal Financial Officer	Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).

David K. Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*

John Bettencourt SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).
Other Information	47

State Street Institutional Funds
Other Information, continued — September 30, 2023 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 6/16 Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - Present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Served: since 8/19	Senior Vice President and General Counsel, State Street Global Advisors (May 2022 - present); Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - May 2022).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel Eaton Vance Corp. (October 2010 - October 2019).

E. Gerard Maiorana, Jr. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Global Advisors (July 2014 - present).

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.
48	Other Information

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State Street Institutional Funds

Trustees
Patrick J. Riley, Chairperson
John R. Costantino
Donna M. Rapaccioli
Michael A. Jessee
Richard D. Shirk
Margaret K. McLaughlin
George M. Pereira
Mark E. Swanson
Officers
Ann M. Carpenter, President
Brian Harris, Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer
Bruce S. Rosenberg, Treasurer
Chad C. Hallett, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
David K. Lancaster, Assistant Treasurer
John Bettencourt, Assistant Treasurer
Sean O'Malley, Chief Legal Officer
David Barr, Secretary
David Urman, Assistant Secretary
Edmund Gerard Maiorana, Jr., Assistant Secretary
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

SSIFAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Funds (the “Trust,” “Fund Entity” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. For the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. John R. Costantino, George M. Pereira and Richard D. Shirk and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements and services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $57,922 and $85,147, respectively.

(b)	Audit-Related Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ending September 30, 2023 and September 30, 2022 the aggregate tax fees billed for professional services rendered by E&Y for the review of year-end distribution requirements were $4,318 and $6,477, respectively.

(d)	All Other Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $9,540,002 and $9,327,125, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraph (ii) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

The aggregate non-audit fees billed for by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2023 (in millions)		FY 2022 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$17.9		$18.1
Tax Fees	$5.6		$5.4
All Other Fees	$15.5		$14.5

(1)	Information is for the calendar years 2023 and 2022, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h)

E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	STATE STREET INSTITUTIONAL FUNDS

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President (Principal Executive Officer)

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President (Principal Executive Officer)

Date:	December 6, 2023

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	December 6, 2023